FOURTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT
              ----------------------------------------------------

         THIS FOURTH AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of the 26th day of May, 1998 by and among ARGUSS HOLDINGS, INC., a Delaware corporation ("Arguss"), WHITE MOUNTAIN CABLE CONSTRUCTION CORP., a Delaware corporation ("White Mountain"), CONCEPTRONIC, INC., a Delaware corporation ("Conceptronic"; together with Arguss and White Mountain, the "Borrowers" and each a "Borrower") and NATIONSBANK, N.A., a national banking association, its successors and assigns (the "Lender").


                                    RECITALS
                                    --------

         A. The Lender has made certain loans available to the Borrowers, which Loans are governed by that certain Financing and Security Agreement by and among the Borrowers and the Lender dated September 11, 1997, which Financing and Security Agreement has been amended by that certain First Amendment to Financing and Security Agreement dated October 6, 1997, by and among the Borrowers and the Lender and by that certain Second Amendment to Financing and Security Agreement dated as of January 2, 1998 by and among the Borrowers and the Lender, and by that certain Third Amendment to Financing and Security Agreement dated as of May 11, 1998 by and among the Borrowers and the Lender (the Financing and Security Agreement, as amended from time to time is hereinafter called, the "Financing Agreement").

         B. All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Financing Agreement.

         C. The Borrowers have requested that the Lender temporarily increase the principal amount of the Facility 3 Loan from Eight Million and No/100 Dollars ($8,000,000.00) to Ten Million Five Hundred Thousand and No/100 Dollars ($10,500,000.00) to finance certain shortfalls in working capital, and the Lender has agreed, on the condition, among others, that this Agreement be executed and delivered by the Borrowers.

         NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lender hereby agree as follows:

         1. RECITALS. The parties hereto acknowledge and agree that the above Recitals are true and correct in all respect and that the same are incorporated herein and made a part hereof by reference.

         2. FACILITY 3 LOAN. From and after the effective date hereof, Section 2.03(a) of the Financing Agreement is amended and restated in its entirety as follows:

                  SECTION 2.03 THE FACILITY 3 LOAN. (a) The Lender agrees to lend to the White Mountain Borrowers on a revolving basis from time to time the maximum principal amount of Ten Million Five Hundred Thousand and No/100 Dollars ($10,500,000.00) (the "Facility 3 Loan"). The joint and several obligation of the White Mountain Borrowers to repay the advances under the Facility 3 Loan shall be evidenced by the White Mountain Borrowers' Facility 3 Note dated September 11, 1997, as increased, amended and restated in its entirety by that certain Amended and Restated Revolving Promissory Note dated October 6, 1997 from the White Mountain Borrowers in favor of the Lender, and as further increased, amended and restated in its entirety by that certain Second Amended and Restated Revolving Promissory Note dated January 2, 1998 from the White Mountain Borrowers in favor of the Lender, and as further increased, amended and restated in its entirety by that certain Third Amended and Restated Revolving Promissory Note dated May 11, 1998 from the White Mountain Borrowers infavor of the Lender in the maximum principal amount of Ten Million Five Hundred Thousand and No/100 Dollars ($10,500,000.00) (the "Facility 3 Note") payable to the Lender in the form attached hereto as EXHIBIT A-4. The Facility 3 Note shall bear interest and shall be repaid by the White Mountain Borrowers in the manner and at the times set forth in the Facility 3 Note.



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

         3. REPLACEMENT NOTE. EXHIBIT A-4 to the Financing Agreement is being replaced in its entirety with EXHIBIT A-4 attached hereto. The White Mountain Borrowers shall execute and deliver to the Lender on the date hereof their Third Amended and Restated Revolving Promissory Note in the form of EXHIBIT A-4 attached hereto and incorporated herein by reference (the "Replacement Facility 3 Note") in substitution for and not satisfaction of, the issued and outstanding Facility 3 Note. The Replacement Facility 3 Note shall be the "Facility 3 Note" for all purposes of the Financing Documents. The Note being substituted pursuant to this Agreement shall be marked "Replaced" and returned to the White Mountain Borrowers promptly after the execution and delivery of the Replacement Facility 3 Note to the Lender.

         4. CONDITIONS PRECEDENT. This Agreement shall become effective on the date the Lender receives the following document, which shall be satisfactory in form and substance to the Lender:

              (a) The Replacement Facility 3 Note issued and delivered by the White Mountain Borrowers; and

              (b) Such other information, instruments, opinions, documents, certificates and reports as the Lender may deem necessary.

         5. COUNTERPARTS. This Agreement may be executed in any number of duplicate originals or counterparts, each of which duplicate original or counterpart shall be deemed to be an original and all taken together shall constitute one and the same instrument.

         6. FINANCING DOCUMENTS; GOVERNING LAW; ETC. This Agreement is one of the Financing Documents defined in the Financing Agreement and shall be governed and construed in



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

accordance with the laws of the State of Maryland. The headings and captions in this Agreement are for the convenience of the parties only and are not a part of this Agreement.

         7. ACKNOWLEDGMENTS. The Borrowers hereby confirm to the Lender the enforceability and validity of each of the Financing Documents. In addition, the Borrowers hereby agree to the execution and delivery of this Agreement and the terms and provisions, covenants or agreements contained in this Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise limit the liability and obligations of the Borrowers under the terms of any of the Financing Documents, except as otherwise specifically set forth in this Agreement. The Borrowers issue, remake, ratify and confirm the representations, warranties and covenants contained in the Financing Documents. Nothing in this Agreement shall be deemed to waive any defaults existing under any of the Financing Documents as of the date hereof.

         8.  MODIFICATIONS.  This  Agreement may not be  supplemented,  changed,
waived,  discharged,   terminated,   modified  or  amended,  except  by  written
instrument executed by the parties.



                     [THIS SPACE INTENTIONALLY LEFT BLANK.]





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




         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered under seal by the duly authorized representatives as of the date and year first written above.

WITNESS/ATTEST:                           ARGUSS HOLDINGS, INC.



                                          By:/s/ Arthur F. Trudel         (SEAL)
--------------------------                   -----------------------------
                                             Arthur F. Trudel
                                             Chief Financial Officer





WITNESS/ATTEST:                           WHITE MOUNTAIN CABLE
                                          CONSTRUCTION  CORP.



                                          By:/s/ Arthur F. Trudel         (SEAL)
--------------------------                   -----------------------------
                                             Arthur F. Trudel
                                             Vice President



WITNESS/ATTEST:                           CONCEPTRONIC, INC.



                                          By:/s/ Arthur F. Trudel         (SEAL)
--------------------------                   -----------------------------
                                             Arthur F. Trudel
                                             Vice President



WITNESS:                                  NATIONSBANK, N.A.



                                          By:/s/ Maria Manos              (SEAL)
--------------------------                   -----------------------------
                                             Maria Manos
                                             Vice President




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